TerrAscend Announces Renewal and Replenishment of $10 Million Share Repurchase Program

TORONTO, August 20, 2026 - TerrAscend Corp. ("TerrAscend" or the "Company") (TSX: TSND) (OTCQX: TSNDF), a leading North American cannabis company, today announced that its Board of Directors has authorized the Company to renew and replenish its normal course issuer bid (“NCIB”) to repurchase up to USD $10 million of the Company’s common shares (“Shares”), from time to time over a 12-month period.

“We believe TerrAscend’s shares are trading at a substantial discount to their intrinsic value, particularly given the strength of our business, our consistent operating and free cash flow generation and the significant catalysts emerging across the U.S. cannabis industry,” said Jason Wild, Executive Chairman of the Company. “The progress we have seen on federal cannabis reform and toward a major U.S. stock exchange listing has only strengthened our conviction in the long-term opportunity ahead. At current valuations, repurchasing our shares is an attractive use of capital and an opportunity to create meaningful long-term value for our shareholders. We will continue to balance share repurchases with investments in our business and other strategic opportunities where we believe we can generate superior returns.”

Pursuant to a previous NCIB which commenced on August 22, 2025, the Company purchased for cancellation a total of 653,500 Shares, through the facilities of the Toronto Stock Exchange (“TSX”) or other such permitted means, for an aggregate repurchase price of approximately $417,371.17 (CAD$579,165) and at a volume weighted average purchase price of $0.64 (CAD$0.89) per Share. The previous NCIB authorized the purchase of a maximum of 10,000,000 Shares and will expire on August 21, 2026.

There were 309,175,647 Shares outstanding as of August 13,2026. While the timeframe to purchase Shares starts on August 24, 2026, and ends no later than August 23, 2027, the Company is not obligated to purchase any Shares. If management determines it has a better use for its cash reserves, it is under no obligation to continue to purchase Shares and share purchases may be suspended or terminated at any time at TerrAscend’s discretion. The Company does not expect to incur debt to fund the share repurchase program.

The Company’s management believes that recent market prices do not reflect the underlying value of TerrAscend’s business and that having an NCIB in place will provide TerrAscend with the flexibility to utilize excess cash on hand to repurchase Shares with the goal of generating shareholder value. As a result of the renewal of its NCIB and in addition to Shares repurchased under the Company’s previous NCIB, TerrAscend is authorized to repurchase up to 10,000,000 of the Company’s Shares over the 12-month period, which represents 3.23% of the outstanding Shares based of 309,175,647 Shares as of August 13, 2026. There is a daily repurchase restriction of 58,784 Shares, which represents 25% of the Company’s average daily trading volume on the Toronto Stock Exchange of 235,136 Shares. Shares may be purchased on the TSX, the OTCQX Best Market, or alternative trading systems and will be subject to the limitations and rules imposed by U.S. and Canadian securities regulations. The actual number of Shares purchased, timing of purchases and share price will depend upon market conditions at the time and securities law requirements. All Shares acquired will be returned to treasury and cancelled. The Company has re-appointed ATB Cormark Capital Markets as its designated broker to conduct the NCIB transactions.

The Toronto Stock Exchange (“TSX”) has neither approved nor disapproved the contents of this news release. Neither the TSX nor any securities regulator accepts responsibility for the adequacy or accuracy of this release.

About TerrAscend Corp.

TerrAscend Corp. is a leading TSX-listed cannabis company with interests across the North American cannabis sector, including operations in Pennsylvania, New Jersey, Maryland, Ohio, and California through TerrAscend Growth Corp. and retail operations in Canada. TerrAscend operates The Apothecarium and other dispensary retail locations as well as scaled cultivation, processing, and manufacturing facilities in its core markets. TerrAscend’s cultivation and manufacturing practices yield consistent, high-quality cannabis, providing industry-leading product selection to both the medical and legal adult-use markets. The Company owns or licenses several synergistic businesses and brands including The Apothecarium, Cookies, Kind Tree, Legend, State Flower, Wana, Cuue, One and Valhalla. For more information visit www.terrascend.com.

Caution Regarding Cannabis Operations in the United States

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. On April 23, 2026, the U.S. Department of Justice issued a final rule rescheduling marijuana contained in United States Food and Drug Administration (“FDA”)-approved drug products and marijuana subject to a state medical marijuana license from Schedule I to Schedule III of the Controlled Substances Act (“CSA”), which became effective on April 28, 2026. However, any form of marijuana other than in an FDA-approved drug product or marijuana subject to a state medical marijuana license remains a Schedule I controlled substance under the CSA, and those who handle such material remain subject to the regulatory controls and administrative, civil, and criminal sanctions applicable to Schedule I controlled substances. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable US federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal proceeding which may be brought against the Company. The enforcement of federal laws in the United States is a significant risk to the business of the Company and any proceedings brought against the Company thereunder may adversely affect the Company’s operations and financial performance.

Forward-Looking Information and Forward-Looking Statements

This press release contains “forward-looking information” within the meaning of applicable Canadian securities laws and “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements and forward-looking information are intended to be covered by the safe harbor provisions for forward-looking statements contained in those sections and the Private Securities Litigation Reform Act of 1995. Forward-looking information contained in this press release may be identified by the use of words such as, “may”, “would”, “could”, “will”, “likely”, “expect”, “anticipate”, “believe”, “intend”, “plan”, “forecast”, “project”, “estimate”, “outlook” and other similar expressions, and include, but are not limited to, the anticipated impact of cannabis-related regulatory developments, including the possibility that such regulatory developments may, over time, expand access to institutional capital and provide public multi-state operators like TerrAscend with a pathway toward a potential listing on the NASDAQ or NYSE; the Company's expectations regarding the status and timing of its listing applications with major U.S. stock exchanges; and statements with respect to the Company’s expectations with respect to its business outlook, financial profile, and operational efficiencies; its market opportunities, growth prospects in new and existing markets, and M&A strategy. Forward-looking information and forward-looking statements are not a guarantee of future performance and are based upon a number of estimates and assumptions of management in light of management’s experience and perception of trends, current conditions and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information and forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking information and forward-looking statements because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information and forward-looking statements are subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information and forward-looking statements. Such risks and uncertainties include, but are not limited to, whether the Company elects to make any share repurchases in connection with the normal course issuer bid, current and future market conditions; and the impact and scope of the rescheduling of cannabis, including the distinction between medical and adult-use cannabis and the ongoing nature of the broader rescheduling process; risks related to federal, state, provincial, territorial, local and foreign government laws, rules and regulations, including federal and state laws in the United States relating to cannabis operations in the United States; and the risk factors set out in the Company’s most recently filed MD&A, filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.ca and in the section titled “Risk Factors” in the Company’s Annual Report for the year ended December 31, 2025 filed with the Securities and Exchange Commission on March 12, 2026, as updated by its Quarterly Reports on Form 10-Q.

The statements in this press release are made as of the date of this release. The Company disclaims any intent or obligation to update any forward-looking information or forward-looking statements, whether, as a result of new information, future events, or results or otherwise, other than as required by applicable securities laws.

For more information regarding the Company:

Eric Jackson
Chief Financial Officer
IR@terrascend.com
689-345-4114

Investor Relations Contact:
KCSA Strategic Communications
Valter Pinto, Managing Director

TerrAscend@KCSA.com
212-896-1254